Vocera Announces First Quarter 2021 Financial Results

SAN JOSE, Calif. - April 29, 2021 - Vocera Communications, Inc. (NYSE: VCRA), a recognized leader in clinical communication and workflow solutions, today reported total revenue of $48.7 million for the first quarter of 2021, an increase of 20% compared to the first quarter of 2020.

“Our first quarter provided a strong start to the year, including large, strategic wins and great progress in our international markets.” said Brent Lang, Chairman and CEO of Vocera. “The strength of our business was broad-based, and we have become the new, high priority standard for communications in healthcare.”

First quarter of 2021 financial highlights include:

•Total revenue of $48.7 million, up 20% compared to $40.7 million last year
•GAAP net loss of $(7.6) million compared to $(10.5) million last year
•Non-GAAP net income of $3.3 million compared to a Non-GAAP net loss of $(4.3) million last year
•Adjusted EBITDA of $5.2 million compared to $(2.0) million last year
•Deferred revenue and backlog combined of $169.3 million as of March 31, 2021, an increase of 35% over last year

First Quarter 2021 Results
Total revenue for the first quarter of 2021 was $48.7 million, an increase of 20% compared to last year.

(in thousands)	Three months ended March 31,
	2021	2020	% change
Product revenue
Device	$15,273	$13,903	9.9%
Software	7,335	3,947	85.8
Total product	$22,608	$17,850	26.7%

Service revenue
Subscription and support	$20,959	$18,069	16.0%
Professional services and training	5,101	4,754	7.3
Total service	26,060	22,823	14.2%
Total revenue	$48,668	$40,673	19.7%

GAAP gross margin for the first quarter of 2021 was 63.5%, compared to 58.5% in the first quarter of 2020.

	Three months ended March 31,
	2021	2020
Gross margin
Product	69.2%	64.3%
Service	58.5	53.9
Total gross margin	63.5%	58.5%

Non-GAAP gross margin
Product	71.4%	65.3%
Service	61.9	57.4
Total non-GAAP gross margin	66.3%	60.9%

GAAP net loss for the first quarter of 2021 was $(7.6) million, or $(0.23) per share, compared to GAAP net loss of $(10.5) million, or $(0.33) per share in the first quarter of 2020.

	Three months ended March 31,
(in thousands except per share amounts)	2021	2020
Net income (loss)	$(7,633)	$(10,470)
Net income (loss) per share	$(0.23)	$(0.33)
Non-GAAP net income (loss)	$3,339	$(4,310)
Non-GAAP diluted net income (loss) per share	$0.09	$(0.14)
Adjusted EBITDA	$5,196	$(2,010)

Deferred revenue as of March 31, 2021 was $60.1 million compared to $64.7 million as of December 31, 2020. Cash, cash equivalents and short-term investments were $315.1 million as of March 31, 2021 compared to $230.2 million as of December 31, 2020.

2021 Guidance
The Company expects revenue between $218.0 million and $228.0 million and a GAAP loss per share between $(0.82) and $(0.65). The Company expects non-GAAP diluted earnings per share to be between $0.47 and $0.59 and non-GAAP Adjusted EBITDA to be between $26.0 million and $31.0 million.

	FY’21
(in millions except per share amounts)	Low	High
Revenue	$218.0	$228.0
Loss per share	$(0.82)	$(0.65)
Non-GAAP diluted earnings per share	$0.47	$0.59
Adjusted EBITDA	$26.0	$31.0

Conference Call Information
Vocera Communications will host a conference call at 5 p.m. ET (2 p.m. PT) today, April 29, 2021, to discuss the Company’s results.

A free, live webcast of the conference call will be available on the Investors section of the company’s website at investors.vocera.com.

The call also can be accessed by dialing 833-968-2210, or +1 778-560-2808 for international callers, and using the access code 5177063.

A replay of the call will be archived after the event at investors.vocera.com.

Forward-Looking Statements
Statements in this press release that are not strictly historical in nature are forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements are based on limited information currently available to us and our management`s expectations, which are inherently subject to change and involve a number of risks and uncertainties.
Actual events or results may differ materially from those in any forward-looking statement due to various factors, including but not limited to, potential impacts of the COVID-19 pandemic on our operations, changes in regulations in the U.S. and other countries; the effects on government and commercial hospital customers of the federal budget and budgetary uncertainty; changes in healthcare insurance coverage and consumers’ utilization of healthcare and hospital services; our ability to achieve and maintain profitability; the demand for our various solutions in the healthcare and other markets; our lengthy and unpredictable sales cycle; our ability to offer high-quality services and support for our solutions; our ability to achieve anticipated strategic or financial benefits from our acquisitions; our ability to acquire the sole and limited source hardware and software components of our solutions; our ability to obtain the required capacity and product quality from our contract manufacturers; our ability to develop and introduce new solutions and features to existing solutions and to manage our growth; the impact of tax law reform on us or our customers; and the other factors described in our most recently filed Quarterly Report on Form 10-Q, as well as our other filings with the Securities and Exchange Commission (SEC). Our filings with the SEC are available on the Investors section of the Company’s web site at www.vocera.com. The financial and other information contained in this press release should be read in conjunction with the financial statements and notes thereto included in our filings with the SEC. Our operating results for any historical period, including the first quarter of 2021, are not necessarily indicative of our operating results for any future periods. This press release speaks only as of its date. We assume no obligation to update the information in this press release, to revise any forward-looking statements, or to update the reasons actual events or results could differ materially from those anticipated in forward-looking statements.

Use of Non-GAAP Financial Information
This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates the Company’s results and makes operating decisions using various GAAP and non-GAAP measures. In addition to our GAAP results, we also consider non-GAAP gross margin, non-GAAP gross margin for products and for services, non-GAAP net income/(loss), non-GAAP diluted income/(loss) per share, non-GAAP operating expenses, non-GAAP other expense, net and non-GAAP benefit from (provision for) income taxes. We also present Adjusted EBITDA, a non-GAAP measure that we reconcile to net income/(loss). These non-GAAP measures should not be considered as a substitute for the corresponding financial measure derived in accordance with GAAP. We present the non-GAAP measures because we consider them to be important supplemental information for our investors for analyzing our performance, core operating results and trends. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included with this press release.
Our non-GAAP gross margins, non-GAAP net income/(loss), non-GAAP diluted income/(loss) per share, non-GAAP operating expenses, non-GAAP other expense, net, non-GAAP benefit from (provision for)

income taxes, and Adjusted EBITDA are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:
a) Stock-based compensation expense impact. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units as non-GAAP adjustments in each period.
b) Amortization of acquired intangibles. We acquired certain companies in 2020, 2016, and 2014, and booked intangible assets related to these acquisitions. The amortization of these acquired intangible assets is excluded from non-GAAP net income because it is not related to ongoing controllable management decisions and because it is non-cash in nature.
c) Acquisition related expenses. In addition to the amortization of acquired intangibles mentioned above, we also adjust for certain acquisition-related expenses that we may incur including (i) professional service fees, (ii) transition costs and (iii) non-cash tax adjustments. Professional service fees include third party costs related to the acquisition, such as due diligence costs, accounting fees, legal fees, valuation services and commissions, if any. Transition costs include retention payments and other transitional employee costs treated as compensation expense as well as the change in the fair value of contingent consideration payments payable to the selling shareholders. Non-cash tax adjustments includes the benefit received from releasing deferred tax assets reserves that were available to offset tax liabilities acquired through acquisition. We consider such costs and adjustments as highly variable in amount and frequency, being significantly impacted by the timing and size of any acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management can better focus on the organic continuing operations of our baseline and acquired businesses.
Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing are largely outside of Vocera’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock award grants.
We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:
a) Such non-GAAP financial measures provide an additional analytical tool for understanding our financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;
b) These non-GAAP financial measures facilitate comparisons to the operating results of other companies commonly compared to us, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance; and

c) These non-GAAP financial measures are employed by our management in their own evaluation of performance and are utilized in financial and operational decision-making processes, such as budget planning and forecasting.
Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:
a) While share-based compensation constitutes one of our ongoing and recurring expenses, it is not an expense that requires cash settlement by us. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.
b) We present share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation are dependent upon the trading price of our common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.
As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:
•Our stock options, restricted stock units, performance based restricted stock units, and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future; and
•Other companies may calculate non-GAAP financial measures differently than us, limiting their usefulness as a comparative measure.
Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between our non-GAAP and GAAP financial results is set forth in the financial tables referred to above, and linked to, this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results for the respective periods.
About Vocera:
The mission of Vocera Communications, Inc. is to improve the lives of healthcare professionals, patients, and families. Founded in 2000, Vocera provides solutions that help protect and connect team members, simplify workflows, increase efficiency, enhance quality of care and safety, and humanize the healthcare experience. More than 2,300 facilities worldwide, including nearly 1,900 hospitals and healthcare facilities, have selected Vocera solutions to enable their workforce to communicate and collaborate with co-workers and engage with patients and families. Mobile workers can choose the right device for their role or task, including smartphones or one of the company’s wearable communication devices, and use voice commands to easily reach people by name, role, or group. The hands-free Vocera Smartbadge was named to TIME’s list of the 100 Best Inventions of 2020. The Vocera Platform can integrate with more than 150 clinical and operational systems, including electronic health records, nurse call systems, ventilators, physiological monitors, and more. In addition to healthcare, Vocera solutions are found in aged care facilities, veterinary hospitals, schools, luxury hotels, retail stores, power facilities, and more. Visit www.vocera.com to learn more, and follow @VoceraComm on Twitter.

Vocera® and the Vocera logo are trademarks of Vocera Communications, Inc. registered in the United States and other jurisdictions. All other trademarks appearing in this release are the property of their respective owners.

Contacts:

Investors:
Sue Dooley
Vocera Communications, Inc.
408.882.5971
investorrelations@vocera.com

Media:
Shanna Hearon
Vocera Communications, Inc.
669.999.3368
shearon@vocera.com

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three months ended March 31,
	2021	2020
Revenue
Product	$22,608	$17,850
Service	26,060	22,823
Total revenue	48,668	40,673
Cost of revenue
Product	6,956	6,364
Service	10,827	10,523
Total cost of revenue	17,783	16,887
Gross profit	30,885	23,786
Operating expenses
Research and development	10,350	9,032
Sales and marketing	17,670	16,963
General and administrative	7,275	6,391
Total operating expenses	35,295	32,386
Loss from operations	(4,410)	(8,600)
Interest income	346	1,120
Interest expense	(777)	(2,274)
Other expense, net	(2,546)	(591)
Loss before income taxes	(7,387)	(10,345)
Provision for income taxes	(246)	(125)
Net loss	$(7,633)	$(10,470)

Loss per share
Basic	$(0.23)	$(0.33)
Diluted	$(0.23)	$(0.33)
Weighted average shares used to compute net loss per share
Basic	33,087	31,738
Diluted	33,087	31,738

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
(Unaudited)

	March 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$105,257	$34,976
Short-term investments	209,861	195,227
Accounts receivable, net of allowance	32,718	45,653
Other receivables	5,552	6,170
Inventories	10,432	10,159
Prepaid expenses and other current assets	6,925	6,317
Total current assets	370,745	298,502
Property and equipment, net	7,395	8,103
Intangible assets, net	11,957	12,788
Goodwill	69,168	69,168
Deferred commissions	12,713	12,293
Other long-term assets	5,890	5,967
Total assets	$477,868	$406,821
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$3,774	$3,127
Accrued payroll and other current liabilities	22,000	23,195
Deferred revenue, current	50,882	54,785
Total current liabilities	76,656	81,107
Deferred revenue, long-term	9,254	9,948
Convertible senior notes, net	234,135	124,376
Other long-term liabilities	10,795	10,374
Total liabilities	330,840	225,805
Stockholders' equity	147,028	181,016
Total liabilities and stockholders’ equity	$477,868	$406,821

Vocera Communications, Inc.
Three months ended March 31, 2021

		Stock		Acquisition
(In thousands)	GAAP	compensation	Intangible	related	Total	Non-GAAP
	2021	expense (a)	amortization (b)	expense (c)	adjustments	2021
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$22,608	$—	$—	$—	$—	$22,608
Service	26,060	—	—	—	—	26,060
Total revenue	48,668	—	—	—	—	48,668
Cost of revenue
Product	6,956	192	303	—	495	6,461
Service	10,827	892	—	—	892	9,935
Total cost of revenue	17,783	1,084	303	—	1,387	16,396
Gross profit	$30,885	$1,084	$303	$—	$1,387	$32,272

		Stock		Acquisition
(In thousands)	GAAP	compensation	Intangible	related	Total	Non-GAAP
	2021	expense (a)	amortization (b)	expense (c)	adjustments	2021
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$10,350	$1,000	$—	$445	$1,445	$8,905
Sales and marketing	17,670	2,325	489	296	3,110	14,560
General and administrative	7,275	2,453	39	105	2,597	4,678
Total operating expenses	$35,295	$5,778	$528	$846	$7,152	$28,143

(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b)This adjustment reflects the accounting impact of acquisitions in 2020, 2016, and 2014 in non-cash expense.
(c)This adjustment reflects the costs associated with acquisitions in 2020 and 2021.

Three months ended March 31, 2020
		Stock	Intangible
(In thousands)	GAAP	compensation	amortization	Total	Non-GAAP
	2020	expense (a)	(b)	adjustments	2020
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$17,850	$—	$—	$—	$17,850
Service	22,823	—	—	—	22,823
Total revenue	40,673	—	—	—	40,673
Cost of revenue
Product	6,364	162	11	173	6,191
Service	10,523	811	—	811	9,712
Total cost of revenue	16,887	973	11	984	15,903
Gross profit	$23,786	$973	$11	$984	$24,770

		Stock	Intangible
(In thousands)	GAAP	compensation	amortization	Total	Non-GAAP
	2020	expense (a)	(b)	adjustments	2020
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$9,032	$966	$—	$966	$8,066
Sales and marketing	16,963	1,860	269	2,129	14,834
General and administrative	6,391	2,042	39	2,081	4,310
Total operating expenses	$32,386	$4,868	$308	$5,176	$27,210

(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b)This adjustment reflects the accounting impact of acquisitions in 2016 and 2014 in non-cash expense.

Vocera Communications, Inc.
Non-GAAP Net income and net income per share and Adjusted EBITDA
(In thousands, except per share amounts)
(Unaudited)

	Three months ended March 31,
	2021	2020
GAAP net loss	$(7,633)	$(10,470)
Add back:
Stock compensation expense	6,862	5,841
Acquisition related expenses	846	—
Other expense, net (a)	2,433	—
Interest income	(341)	(1,113)
Interest expense	777	2,274
Depreciation and amortization expense	2,006	1,333
Provision for income taxes	246	125
Non-GAAP adjusted EBITDA	$5,196	$(2,010)

GAAP net loss	$(7,633)	$(10,470)
Add back:
Stock compensation expense	6,862	5,841
Intangible amortization	831	319
Acquisition related expenses	846	—
Other expense, net (a)	2,433	—
Non-GAAP net income (loss)	$3,339	$(4,310)
Non-GAAP net income (loss) per share
Basic	$0.10	$(0.14)
Diluted	$0.09	$(0.14)
Weighted average shares used to compute non-GAAP net income (loss) per share
Basic	33,087	31,738
Diluted	38,726	31,738

(a)This adjustment reflects the accounting impact of the quarterly valuation reassessment of contingent consideration resulting from the 2020 acquisition of $373k and the induced conversion expense from repurchasing our 2023 Notes of $2,059k.

Vocera Communications, Inc.
Future guidance for operating results
(In millions, except per share amounts)

Reconciliation for GAAP to Non-GAAP for net income (loss) and net income (loss) per share
	Year ended December 31, 2021
	Low	High
Revenue	$218.0	$228.0
GAAP net loss	(28.3)	(22.3)
Stock compensation expense	32.0	31.0
Intangible amortization expense	5.3	5.3
Acquisition and restructuring expense	10.0	10.0
Benefit from Income Tax	(0.3)	(0.3)
Total adjustments	47.0	46.0
Non-GAAP net income	$18.8	$23.8
Weighted average shares (in thousands)
Basic	34.3	34.3
Diluted - GAAP	34.3	34.3
Diluted	40.3	40.3

GAAP loss per share:
Basic	$(0.82)	$(0.65)
Diluted	$(0.82)	$(0.65)
Non-GAAP net income per share:
Basic	$0.55	$0.69
Diluted	$0.47	$0.59

Reconciliation of Non-GAAP net income to adjusted EBITDA
	Year ended December 31, 2021
	Low	High
Non-GAAP net income	$18.8	$23.8
Interest expense, net	1.0	1.0
Depreciation expense	5.3	5.3
Provision for income taxes	1.0	1.0
Total adjustments	7.3	7.3
Adjusted EBITDA	$26.0	$31.0

* Amounts may not recompute due to rounding.